Exhibit 10.13

AMENDMENT NO. 3
TO
AMENDED AND RESTATED LOAN AGREEMENT

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) dated as of December 28, 2018, is entered into by and among HORIZON CREDIT II LLC (the “Borrower”), State Bank and Trust Company, a Georgia banking corporation (successor by merger to AloStar Bank of Commerce), as a Lender, MUFG UNION BANK, N.A., as a Lender, and KEYBANK NATIONAL ASSOCIATION (successor by merger to Key Equipment Finance Inc.) as a Lender and as Arranger and Agent (in such capacity, the “Agent”). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Loan Agreement (as defined below).

PRELIMINARY STATEMENTS

A. Reference is made to that certain Amended and Restated Loan and Security Agreement dated as of November 4, 2013 by and among the Borrower, the Lenders and the Agent (as amended, modified, supplemented or otherwise modified prior to the date hereof, the “Loan Agreement”).

B. The parties hereto have agreed to amend certain provisions of the Loan Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Article I.                 Amendments to the Loan Agreement. Upon satisfaction of the conditions precedent set forth in Section 4 hereof the Loan Agreement is hereby amended as follows:

Section 1.01        Additions to Section 1.1. The following defined terms shall be added to Section 1.1 in alphabetical order as follows:

(a)         “Amendment No. 3 Effective Date” means December 28, 2018.

Section 1.02        Amendments to Existing Definitions. The following defined terms are amended as follows:

(a)         The definition of “Facility Amount” is deleted in its entirety, and the following substituted therefor:

“Facility Amount” means, at any time and as reduced or increased from time to time, pursuant to the terms of this Agreement the aggregate dollar amount of Commitments of all the Lenders; provided, however, that on the Termination Date and on each date thereafter, the Facility Amount shall be equal to the outstanding Advances as of such date. As of the Amendment No. 3 Effective Date, the Facility Amount is $125,000,000. The Facility Amount may be increased up to a total of $150,000,000 in accordance with the provisions of Section 2.13.

Section 1.03        Amendments to Schedule C-1. Schedule C-1 to the Loan Agreement is deleted in its entirety, and the following substituted therefor:

Schedule C-1

Commitments

(as of Amendment No. 2 Effective Date)

Lender	Commitment
KeyBank National Association	$75,000,000
State Bank and Trust Company (successor by merger to AloStar Bank of Commerce)	$20,000,000
MUFG Union Bank, N.A.	$30,000,000

All Lenders	$125,000,000

Article II.              Representations and Warranties. The Borrower hereby represents and warrants to each of the other parties hereto (and the parties hereto agree that the following representations and warranties shall be deemed to have been made pursuant to the Loan Agreement for purposes of Section 8.5 thereof), that:

(a)           this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

(b)          on the date hereof, before and after giving effect to this Amendment, other than as amended or waived pursuant to this Amendment, no Early Termination Event or Unmatured Termination Event has occurred and is continuing.

Article III.              Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Agent or its counsel has received:

(a)            counterpart signature pages of this Amendment, executed by each of the parties hereto;

(b)           confirmation by each Lender and the Agent of payment by the Borrower of the fees described in the “Fee Letter” between the Borrower and KeyBank National Association, dated the date hereof; and

(c)           certificate from the Secretary (or equivalent) of the Borrower, in form and substance satisfactory to the Agent, certifying as to incumbency, corporate authorization and authority to enter into and perform this Amendment and to perform Loan Agreement as amended hereby and other customary matters.

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Article IV.              Miscellaneous.

Section 4.01        Reference to and Effect on the Loan Documents.

(a)        Upon the effectiveness of this Amendment, (i) each reference in the Loan Agreement to “this Loan Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended or otherwise modified hereby, and (ii) each reference to the Loan Agreement in any other Loan Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Loan Agreement as amended or otherwise modified hereby.

(b)        Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Loan Agreement, of all other Loan Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c)         The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement or any other Loan Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

Section 4.02        Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.03        Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 4.04        Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

HORIZON CREDIT II LLC

By:
Name:
Title:

Signature Page to Amendment No. 3

KEYBANK NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3

State Bank and Trust Company, as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3

MUFG UNION BANK, N.A., as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 3